Exhibit 10.2

AMENDMENT NO. 1
TO
REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) is entered into as of December 29, 2015, by and among HUDSON CLOTHING, LLC, (the “Borrower”), JOE’S JEANS INC. (“Parent”), JOE’S JEANS SUBSIDIARY INC., JOE’S JEANS RETAIL SUBSIDIARY, INC., INNOVO WEST SALES, INC., HUDSON CLOTHING HOLDINGS, INC., HC ACQUISITION HOLDINGS, INC. (collectively, the “Guarantors” and together with the Borrower and Parent, each a “Loan Party” and collectively, “Loan Parties”) and THE CIT GROUP/COMMERCIAL SERVICES, INC. (the “Administrative Agent” and “Collateral Agent”).

BACKGROUND

Loan Parties, THE CIT GROUP/COMMERCIAL SERVICES, INC., as Administrative Agent, Collateral Agent and Swingline Lender and the other Lenders from time to time party thereto are parties to an Amended and Restated Revolving Credit Agreement dated as of September 11, 2015 (as amended, amended and restated, or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Administrative Agent and Lenders provide the Borrower and other Loan Parties with certain financial accommodations.

Loan Parties have requested that Administrative Agent and Lenders make certain amendments to the Loan Agreement, and Administrative Agent and Lenders are willing to do so on the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Administrative Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Definitions.  All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

2.                                      Amendment to Loan Agreement.  Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Loan Agreement is hereby amended by amending and restating the following defined term in its entirety:

“Maturity Date” means February 8, 2016 or any earlier date on which the Revolving Commitments are permanently reduced to zero or otherwise terminated pursuant to the terms hereof.

3.                                      Conditions of Effectiveness.  This Amendment shall become effective upon satisfaction of the following conditions precedent:

(a)                                 Administrative Agent shall have received a copy of this Amendment executed by each Lender, Parent, Borrower and Guarantors; and

(b)                                 Borrower shall have paid to the Administrative Agent, for the ratable benefit of the Lenders, an amendment fee in the amount of $50,000.

4.                                      Representations and Warranties.  Borrower hereby represents and warrants as follows:

(a)                                 This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

(b)                                 No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

(c)                                  Borrower hereby certifies that the representations and warranties made in the Loan Agreement are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

5.                                      Effect on the Loan Agreement.

(a)                                 Upon the effectiveness of this Amendment in accordance with Section 2 hereof, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the respective Agreement as amended hereby.

(b)                                 Except as specifically amended herein, the Loan Agreement and all other Loan Documents shall remain in full force and effect, and are hereby ratified and confirmed.

6.                                      Governing Law.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

7.                                      Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8.                                      Release.  In consideration of the agreements of Administrative Agent and Lenders contained herein and the making of Loans by or on behalf of Administrative Agent and Lenders to Borrower pursuant to the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party on behalf of itself and its successors, assigns, and other legal representatives, hereby,

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jointly and severally, absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent and each Lender, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives and their respective successors and assigns (Administrative Agent, each Lender and all such other parties being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, whether liquidated or unliquidated, matured or unmatured, asserted or unasserted, fixed or contingent, foreseen or unforeseen and anticipated or unanticipated, which such Loan Party, or any of its successors, assigns, or other legal representatives and its successors and assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any nature, cause or thing whatsoever which arises at any time on or prior to the day and date this Amendment becomes effective in accordance with the terms hereof, in relation to, or in any way in connection with the Loan Agreement, as amended and supplemented through the date hereof, this Amendment and the other Loan Documents.

9.                                      Counterparts; Facsimile.  This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

THE CIT GROUP/COMMERCIAL SERVICES, INC., as Administrative Agent

By:	/s/ Kulwant Kaur
Name:	Kulwant Kaur
Title:	VP

JOE’S JEANS INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

JOE’S JEANS SUBSIDIARY, INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

HUDSON CLOTHING, LLC

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	Treasurer

HUDSON CLOTHING HOLDINGS, INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	Treasurer

Signature Page to Amendment No. 1

JOE’S JEANS RETAIL SUBSIDIARY INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

INNOVO WEST SALES INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	CFO

HC ACQUISITION HOLDINGS, INC.

By:	/s/ Hamish Sandhu
Name:	Hamish Sandhu
Title:	Treasurer

Signature Page to Amendment No. 1